SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 14, 2023

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

  Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Appointment of Michael Yang to the Board of Directors

On December 14, 2023, the Board of Directors (“Board”) of Ionis Pharmaceuticals, Inc. (the “Company”) appointed Michael Yang as a member of the Company’s Board effective immediately.

Mr. Yang most recently served as President, Chief Executive Officer and Board member of ViaCyte Inc., which was acquired by Vertex Pharmaceuticals in 2022. Prior to ViaCyte, Mr. Yang was Executive Vice President and Chief Commercial Officer at Acadia Pharmaceuticals from 2017 to 2021. Prior to Acadia, Mr. Yang was President, U.S. Immunology, and before that, President, U.S. Central Nervous Systems, both at Janssen Pharmaceuticals.

There are no arrangements or understandings between Mr. Yang and any other persons pursuant to which Mr. Yang was appointed as a director of the Company.

Mr. Yang will receive the standard compensation that the Company provides to its non-employee directors consisting of cash compensation and automatic equity grants as set forth in the Company’s Non-Employee Director Compensation Policy filed as an exhibit to the Company’s Quarterly Report on Form 10-Q filed on May 3, 2023, as amended from time to time.

In addition, Mr. Yang will enter into the Company’s standard form of indemnity agreement.

A copy of the press release announcing the appointment of Mr. Yang is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: December 14, 2023	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Executive Vice President, Chief Legal Officer and General Counsel